LEGG MASON PARTNERS EQUITY TRUST

LEGG MASON PARTNERS EQUITY INCOME BUILDER FUND

SUPPLEMENT DATED AUGUST 6, 2009

TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 28, 2009, AS SUPPLEMENTED

The Board of Trustees on behalf of the fund has approved a reorganization pursuant to which the fund’s assets would be acquired, and its liabilities would be assumed, by Legg Mason Partners Capital and Income Fund (the “Acquiring Fund”), a series of the Trust, in exchange for shares of the Acquiring Fund. The fund would then be liquidated, and shares of the Acquiring Fund would be distributed to fund shareholders.

Under the reorganization, fund shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the fund. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by fund shareholders as a result of the reorganization.

The reorganization is subject to the satisfaction of certain conditions, including approval by fund shareholders. Proxy materials describing the reorganization are expected to be mailed in October 2009. If the reorganization is approved by fund shareholders, it is expected to occur during December 2009. Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in the fund’s Prospectus.

Effective immediately, the following text replaces the section of the Prospectus titled “Management—Portfolio managers”:

Portfolio managers

Harry D. Cohen, Peter Vanderlee, CFA, and Michael Clarfeld are responsible for the day-to-day management of the fund’s portfolio.

Harry D. Cohen is Chief Investment Officer and a Senior Portfolio Manager and Managing Director of ClearBridge Advisors, LLC (“ClearBridge”). He joined ClearBridge in 2005 in connection with the Legg

Mason/Citigroup transaction. Previously, Mr. Cohen was Chief Investment Officer—U.S. Retail and High Net Worth of Citigroup Asset Management and a Managing Director of Citigroup Global Markets Inc. (“CGM”), a subsidiary of Citigroup. He joined CGM’s predecessor in 1969. He has been responsible for the day-to-day management of the fund’s portfolio since 1979.

Peter Vanderlee, CFA, is a Managing Director of ClearBridge. He joined ClearBridge in 2005 in connection with the Legg Mason/Citigroup transaction. Previously, he was with CGM since 1999.

Michael Clarfeld is a Director and Senior Portfolio Analyst—Generalist of ClearBridge and has been with ClearBridge since 2006. Prior to joining ClearBridge, Mr. Clarfeld was an equity analyst with Hygrove Partners, LLC and a financial analyst with Goldman Sachs.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

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